Certification of CEO Pursuant to
                     18 U.S.C. Section 1350,
                      as Adopted Pursuant to
           Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Harris & Harris Group, Inc. (the "Company") for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles E. Harris, as Chief Executive Officer of Harris & Harris Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

	(1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

	(2)	The information contained in the Report fairly
presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Charles E. Harris
-----------------------
Name: Charles E. Harris
Title:   Chief Executive Officer
Date:   May 14, 2003



This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                   Certification CFO Pursuant to
                      18 U.S.C. Section 1350,
                       as Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Harris & Harris Group, Inc. (the "Company") for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mel P. Melsheimer, as Chief Financial Officer of Harris & Harris Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

	(1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

	(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Mel P. Melsheimer
---------------------------
Name:  Mel P. Melsheimer
Title:   Chief Financial Officer
Date:   May 14, 2003



This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.